Exhibit 10.40

EXCHANGE AND SALE AGREEMENT

THIS EXCHANGE AND SALE AGREEMENT (this “Agreement”) is made and entered into as of _____________ ____, 2015 by and between Turning Point Brands, Inc., a Delaware corporation (the “Company”), and Standard NA Holdings I LLC, a Delaware limited liability company (the “Noteholder”).

RECITALS

WHEREAS, the Company intends to effect an initial public offering (the “IPO”) of its voting common stock, par value $0.01 per share (the “Common Stock”), pursuant to a registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission (the “S-1”);

WHEREAS, the Company issued to Standard General Master Fund L.P. (“SG Master Fund”) the Company PIK Toggle Note, dated as of January 13, 2014, in the aggregate principal amount of $45,000,000 (the “Note”);

WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated September 18, 2015, by and among SG Master Fund, the Noteholder and the Company, SG Master Fund assigned all of its rights and obligations in its capacity as payee under the Note to the Noteholder; and

WHEREAS, the Noteholder has agreed to (i) exchange 50% of the sum of the principal amount of the Note, plus all accrued interest on such principal amount to, but excluding, the Closing Date (the “Exchanged Amount”), for Common Stock and (ii) sell to the Company the remaining principal amount of the Note and accrued interest on such principal amount to, but excluding, the Closing Date (the “Sold Amount”), in each case as provided herein.

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained and intending to be legally bound hereby, the Company and the Noteholder hereby agree as follows:

ARTICLE I
EXCHANGE AND SALE OF NOTE

Section 1.1            Exchange and Sale of the Note.

(a)                Subject to the terms and conditions set forth in this Agreement, the Noteholder hereby agrees to exchange (the “Exchange”) at the Closing (as defined below) the Exchanged Amount for a number (rounded to the nearest whole share) of shares of Common Stock (the “Exchange Shares”) equal to the quotient obtained by dividing (x) the sum of the Exchanged Amount by (y) the initial public offering price per share (less any underwriting fees and commissions) of Common Stock in the IPO.

(b)               Subject to the terms and conditions set forth in this Agreement, the Noteholder hereby agrees to sell (the “Sale”) at the Closing the Sold Amount for a payment in an amount equal to the Sold Amount.

(c)                Upon the Exchange and the Sale, the Exchanged Amount and the Sold Amount, respectively, shall be deemed satisfied in full and the Noteholder shall waive all rights to receive any future payments in respect thereof from and after the Closing.

ARTICLE II
CLOSING DATE; DELIVERY

Section 2.1            Closing. The closing (the “Closing”) of the Exchange and Sale shall take place at the offices of Milbank, Tweed, Hadley & McCloy LLP, 28 Liberty Street, New York, New York 10005, contemporaneously with the closing of the IPO, but following receipt by the Company of the net proceeds therefrom (the day on which the Closing occurs is referred to herein as the “Closing Date”).

Section 2.2            Delivery for the Exchange and Sale. At the Closing:

(a)                The Noteholder shall surrender the Note duly endorsed to the Company (and accompanied by appropriate endorsement and transfer documents) for cancellation; and the Note shall be cancelled by the Company;

(b)               The Company shall make a payment to the Noteholder in the amount of the Sold Amount, by wire transfer of immediately available funds to an account designated by the Noteholder prior to the Closing; and

(c)                The Company shall deliver the Exchange Shares issuable to each Noteholder by book entry deposit to an account established for such purpose.

Section 2.3            Consummation of Closing. All acts, deliveries and confirmations comprising the Closing, regardless of chronological sequence, shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing and none of such acts, deliveries or confirmations shall be effective unless and until the last of same shall have occurred.

Section 2.4            No Transfer of Note Prior to the Closing. The Noteholder agrees that during the term of this Agreement, the Noteholder shall not sell, assign, pledge, transfer or otherwise dispose of, nor permit the sale, assignment pledge, transfer or other disposition (each, a “Transfer”) of, any beneficial ownership interest in the Note other than to exchange and sell the Note pursuant to this Agreement; provided, however, that the Noteholder may Transfer the Note to any of its affiliates that agrees in writing prior to such Transfer to be bound by the obligations of the Noteholder under this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1            Representations and Warranties of Each Party. Each of the Company and the Noteholder hereby represents and warrants to the other party that:

(i)                 such party has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transaction contemplated hereby;

(ii)               this Agreement has been duly and validly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms;

(iii)             the execution, delivery and performance by such party of this Agreement and the consummation by such party of the transactions contemplated hereby do not and will not (A) conflict with or violate any United States or non-United States statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order applicable to such party, (B) other than the prior written consent of the board of directors of the Company to the transactions contemplated hereby, require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (C) result in the creation of any encumbrance on the Note or (D) conflict with or result in a breach of or constitute a default under any provision of any party’s governing documents; and

(iv)             as of the date hereof, no material action, suit or legal, administrative or arbitral proceeding or investigation by or against such party is pending, or to the knowledge of such party threatened in writing, which would affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.

Section 3.2            Representations and Warranties of the Noteholder. The Noteholder hereby represents and warrants to the Company that it:

(i)                 owns exclusively, beneficially and of record and has good, valid and marketable title to such Note free and clear of any security interest, lien, claim, pledge, proxy, option, right of first refusal, agreement, voting restriction, limitation on disposition, charge, adverse claim of ownership or use or other encumbrance of any kind and has the full right, power and authority to take the actions contemplated by this Agreement with respect to such Note;

(ii)               understands that shares of the Common Stock it will receive in the Exchange have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and are being or will be issued by the Company in a transaction exempt from the registration requirements of the Securities Act;

(iii)             understands that shares of the Common Stock it will receive in the Exchange may not be offered or resold except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from registration under the Securities Act;

(iv)             understands that it is Qualified Institutional Buyer as defined in Rule 144A under the Securities Act (a “QIB”); it or its representative has had access to the same kind of information concerning the Company that is required by Schedule A of the Securities Act, to the extent that the Company possesses such information;  has such knowledge and experience in financial and business matters that it is capable of utilizing the information that is available to it concerning the Company to evaluate the risks of investment in the Company including the risk that it could lose its entire investment in the Company; and consummating the Exchange and Sale for its own sole benefit and account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof; and

(v)               understands that the shares of Common Stock will bear the restrictive legend set forth on Exhibit A to this Agreement.

ARTICLE IV
CONDITIONS PRECEDENT TO NOTEHOLDER’S OBLIGATION

The obligation of the Noteholder to effect the Exchange and Sale is subject to the following conditions (any or all of which may be waived by the Noteholder in its sole discretion):

Section 4.1            Representations and Warranties. Each of the representations and warranties of the Company set forth in this Agreement shall be true and correct on the Closing Date.

Section 4.2            Performance; No Default. The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing.

Section 4.3            No Injunction. No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction preventing the closing of the IPO or the Exchange or the Sale shall be in effect.

ARTICLE V
CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATION

The obligation of the Company to effect the Exchange and Sale is subject to the following conditions (any or all of which may be waived by the Company in its sole discretion):

Section 5.1            Representations and Warranties. Each of the representations and warranties of the Noteholder set forth in this Agreement shall be true and correct in all material respects on the Closing Date.

Section 5.2            Performance; No Default. The Noteholder shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by the Noteholder prior to or at the Closing.

Section 5.3            No Injunction. No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction preventing the closing of the IPO or the Exchange or the Sale shall be in effect.

ARTICLE VI
CERTAIN COVENANTS AND AGREEMENTS OF THE PARTIES

Section 6.1            Further Actions. Each party shall, at the written request of the other party, at any time and from time to time following the Closing, execute and deliver to the other party all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to confirm or carry out its obligations under this Agreement.

Section 6.2            Best Efforts. Each party shall use its respective best efforts (subject to standards of commercial reasonableness) to consummate the transactions contemplated to be performed by it under this Agreement.

ARTICLE VII
TERMINATION

Section 7.1            Termination. In the event the S-1 is withdrawn by the Company for any reason before the closing of the IPO, this Agreement shall automatically terminate and become null and void without any further action by the parties.

ARTICLE VIII
MISCELLANEOUS

Section 8.1            Survival of Representations. The representations, warranties and agreements in this Agreement shall terminate on the Closing Date or upon the termination of this Agreement.

Section 8.2            Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) except as permitted herein.

Section 8.3            Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 8.4            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the State of New York’s conflict of law principles to the extent such principles are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction. Each of the parties hereby irrevocably and unconditionally submits, for such party and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims or causes of action (whether in contract, tort or otherwise) in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court.

Section 8.5            Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 8.5.

Section 8.6            Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.7            Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 8.8            Waiver; Remedies. No delay on the part of the Noteholder or the Company in exercising any right, power or privilege under this Agreement shall operate as a wavier thereof, nor shall any waiver on the part of the Noteholder or the Company of any right, power or privilege under this Agreement operate as a waiver of any other right, power or privilege of such party under this Agreement, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement.

Section 8.9            Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this agreement or to enforce specifically the performance of the terms and provisions hereof in addition to any other remedy to which they are entitled at law or in equity.

Section 8.10        Amendment. This Agreement may be modified or amended only by written agreement of each of the parties to this Agreement.

Section 8.11        Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.12        Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or email or by registered or certified mail (postage prepaid, return receipt requested, provided that the facsimile or email is promptly confirmed by telephone or email confirmation thereof) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.12):

if to the Company:

Turning Point Brands, Inc.

5201 Interchange Way

Louisville, Kentucky 40229

Attention: James Dobbins, Senior Vice President, General Counsel and Secretary

Email: JDobbins@Natcinc.net

with a copy to:

Milbank, Tweed, Hadley & McCloy LLP

28 Liberty Street

New York, New York 10005

Attention: David E. Zeltner, Esq.

Email: DZeltner@milbank.com

if to the Noteholder:

Standard NA Holdings I LLC

767 Fifth Avenue, 12th Floor

New York, NY 10153

Attention: Joseph Mause, CFO

Email: JMause@standgen.com

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

TURNING POINT BRANDS, INC.

By:
Name:
Title:

STANDARD NA HOLDINGS I LLC

By:
Name:
Title:

[Signature Page to Exchange and Sale Agreement for PIK Notes to Equity]

EXHIBIT A

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

a.                   AGREES FOR THE BENEFIT OF TURNING POINT BRANDS, INC., (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN EXCEPT:

i.                    TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

ii.                  PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

iii.                PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER, THE COMPANY AND THE TRANSFER AGENT FOR THE COMPANY’S COMMON STOCK RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.